Exhibit 99.2

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE

SHARES OF COMMON STOCK

FOR

OUTSTANDING 4.50% CONVERTIBLE NOTES DUE 2015

ISSUED BY SIX FLAGS, INC.

AND

CONSENT SOLICITATION

FOR

AMENDMENTS TO THE RELATED INDENTURE

Six Flags, Inc. Convertible Notes to be Exchanged	CUSIP No.	Outstanding Principal Amount (in millions)	For each $1,000 Claim (Consisting of Principal Amount, and Accrued and Unpaid Interest Thereon Through, and Including, June 25, 2009) Exchanged, Total Consideration (# of shares of Common Stock)	For each $1,000 Principal Amount Exchanged, Total Consideration (# of shares of Common Stock)
4.50% Convertible Notes due 2015 (the “SFI Convertible Notes”)	83001P AJ8	$280.0	18.5857	18.6786

THE CONVERTIBLE NOTE EXCHANGE OFFER AND THE CONSENT SOLICITATION WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON JUNE 25, 2009, UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”).  Six Flags, Inc. (“Six Flags” or “SFI”) is offering to exchange (the “Convertible Note Exchange Offer”) all properly tendered and accepted SFI Convertible Notes for shares of common stock of Six Flags (the “Common Stock”).  Subject to the terms and conditions of the Convertible Note Exchange Offer and the Consent Solicitation (as defined below), each holder of SFI Convertible Notes (each, a “Holder” and collectively, the “Holders”) who validly tenders and does not revoke all SFI Convertible Notes held by such Holder will receive for each $1,000 claim (consisting of principal amount, and accrued and unpaid interest thereon through, and including, June 25, 2009) of SFI Convertible Notes tendered, 18.5857 shares of Common Stock.  SFI Convertible Notes properly tendered and accepted are revocable until the Expiration Date however, it is a condition of the Convertible Note Exchange Offer that at least 95% of the outstanding aggregate principal amount of the SFI Convertible Notes are validly tendered for exchange and not revoked by 5:00 p.m., New York City time, on May 28, 2009 and that the Holders of such SFI Convertible Notes do not withdraw their SFI Convertible Notes on or prior to the Expiration Date.  Holders who tender and do not revoke their SFI Convertible Notes in the Convertible Note Exchange Offer will not be entitled to any interest on such SFI Convertible Notes from June 25, 2009, regardless of when the Convertible Note Exchange Offer closes, and any subsequent interest that would otherwise have been earned on such SFI Convertible Notes will be deemed paid in full upon receipt of the Total Consideration in the Convertible Note Exchange Offer and the Consent Solicitation.

It is a condition to the consummation of the Convertible Note Exchange Offer and the Consent Solicitation that, among other things:

(1) at least 95% of the outstanding aggregate principal amount (the “Minimum Tender Condition”) of the SFI Convertible Notes are validly tendered for exchange and not revoked by 5:00 p.m., New York City time, on May 28, 2009, that Holders of such SFI Convertible Notes do not withdraw their Notes on or prior to the Expiration Date and Holders representing such SFI Convertible Notes deliver their consents to the Proposed Amendments (as defined below);

(2) at least 95% of the aggregate principal amount of each of the 8 7/8% Senior Notes due 2010 of Six Flags, Inc. (the “SFI 2010 Notes”), the 9¾% Senior Notes due 2013 of Six Flags, Inc. (the “SFI 2013 Notes”) and the 9 5/8 % Senior Notes due 2014 of Six Flags, Inc. (the “SFI 2014 Notes” and collectively with the SFI 2010 Notes and the SFI 2013 Notes, the “SFI Notes” and each an “Issue” of SFI Notes) are validly tendered for exchange and not revoked by 5:00 p.m., New York City time, on May 28, 2009, such tenders of SFI Notes being irrevocable thereafter, and holders representing such SFI Notes deliver their consents to the Proposed Note Amendments (as defined below) in the SFI Note Exchange Offer (as defined below);

(3) holders of a majority of the outstanding liquidation preference of the Preferred Income Equity Redeemable Shares (the “PIERS”) consent to the PIERS Amendment (as defined below); and

(4) holders of a majority of the outstanding shares of the Six Flags, Inc.’s Common Stock consent to the Equity Incentive Plan (as defined below), the PIERS Amendment, a 1-for-100 reverse stock split and a decrease in the Company’s authorized shares of Common Stock and certain other amendments to the Company’s certificate of incorporation.

In the event that the Convertible Note Exchange Offer and the Consent Solicitation does not occur because the conditions set forth in “The Convertible Note Exchange Offer and the Consent Solicitation—Conditions to the Convertible Note Exchange Offer and the Consent Solicitation” in the Offering Memorandum and Consent Solicitation Statement, dated May 6, 2009 (the “Offering Memorandum and Consent Solicitation Statement”) are not met, SFI intends to explore all other restructuring alternatives available to it at that time, which may include an alternative out-of-court restructuring or the commencement of a proceeding under Title 11 of the United States Code, 11 U.S.C. §§ 101, et seq., as amended (“chapter 11”) with or without a pre-arranged plan of reorganization in the United States Bankruptcy Court.  THE HOLDERS OF SFI CONVERTIBLE NOTES WOULD LIKELY RECEIVE SUBSTANTIALLY LESS VALUE IN ANY CHAPTER 11 PROCEEDING IF THE CONVERTIBLE NOTE EXCHANGE OFFER AND THE CONSENT SOLICITATION IS NOT SUCCESSFUL.

SFI’s Common Stock traded on the New York Stock Exchange, Inc. (the “NYSE”) under the symbol “SIX” through April 17, 2009, when it was delisted from the NYSE due to Six Flags’ failure to meet the NYSE’s continued quantitative listing criteria.  The last trading price of Six Flags’ Common Stock on the NYSE was $0.13 on April 17, 2009.  Six Flags’ Common Stock has traded in the over-the-counter market and has been quoted on the OTC Bulletin Board (the “OTCBB”) since April 20, 2009.  The last trading price of Six Flags’ Common Stock on the OTCBB was $0.239 on May 5, 2009.  ALL REFERENCES TO SHARES OF COMMON STOCK IN THE OFFERING MEMORANDUM AND CONSENT SOLICITATION STATEMENT ASSUME A 1-FOR-100 REVERSE STOCK SPLIT, WHICH WILL OCCUR AS PART OF THE RESTRUCTURING PLAN.

Concurrently with the Convertible Note Exchange Offer, SFI is also soliciting consents from the Holders (the “Consent Solicitation”) for certain amendments to the indenture pursuant to which the SFI Convertible Notes were issued (as the same may have been amended and supplemented from time to time, collectively, the “Indenture”), to eliminate or amend substantially all of the restrictive covenants and modify certain of the events of default and various other provisions contained in the Indenture (collectively, the “Proposed Amendments”).  A tender by any Holder in the Convertible Note Exchange Offer and the Consent Solicitation will also constitute an approval by such Holder of the Proposed Amendments.  The Proposed Amendments will not become operative unless and until the Convertible Note Exchange Offer and the Consent Solicitation is consummated.

The Convertible Note Exchange Offer and the Consent Solicitation are part of a restructuring plan with respect to the SFI Convertible Notes, the SFI Notes and the PIERS (the “Restructuring Plan”).  As part of the Restructuring Plan, SFI is also conducting (i) a separate exchange offer for $131.1 million aggregate principal amount, plus accrued and unpaid interest thereon through, and including, June 25, 2009, of the SFI 2010 Notes, $142.4 million aggregate principal amount, plus accrued and unpaid interest thereon through, and including, June 25, 2009, of the SFI 2013 Notes and $314.8 million aggregate principal amount, plus accrued and unpaid interest thereon through, and including, June 25, 2009, of the SFI 2014 Notes to exchange 18.5857 shares of Common Stock for each $1,000 claim (consisting of principal amount, and accrued and unpaid interest thereon through, and including, June 25, 2009) (the “SFI Note Exchange Offer”), and (ii) a consent solicitation from the holders of 11.5 million currently outstanding PIERS to amend the terms of the PIERS to provide, among other things, that each initial $25.00 of liquidation preference, plus accrued and unpaid dividends thereon through, and including, June 25, 2009, shall automatically convert into 0.17 shares of Common Stock upon consummation of the Restructuring Plan (the “PIERS Amendment”).  SFI currently intends to take advantage of the applicable 30-day grace period for making the semi-annual cash interest payment due on June 1, 2009 on the SFI 2014 Notes.  The cash interest that holders of the SFI 2014 Notes would otherwise be entitled has been included in the calculation of the number of shares of Common Stock such holders are being offered in the SFI Note Exchange Offer and will receive in lieu of such cash payment.

As part of the Restructuring Plan, SFI is also adopting a new equity incentive plan, pursuant to which it may issue additional options, restricted stock and other equity-based compensation up to 12% of its outstanding Common Stock following consummation of the Restructuring Plan on an as converted basis, including the shares in the equity incentive plan (the “Equity Incentive Plan”).

The Common Stock will be issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 3(a)(9) of the Securities Act and the exemption from state securities law requirements provided by Section 18(b)(4)(C) of the Securities Act.  SFI has made no arrangements for and have no understanding with any dealer, salesman or other person regarding the solicitation or recommendation of tenders hereunder.  Any such solicitation or recommendation of tenders by persons other than SFI must not be relied upon by you as having been authorized by SFI.

The Exchange Agent for the Convertible Note Exchange Offer and the Consent Solicitation is:

By Facsimile (Eligible Institutions Only): (212) 271-3252 Attention: Six Flags, Inc. Confirmation by Telephone: (212) 201-5346

By Overnight Delivery:
Globic Advisors, Inc.

One Liberty Plaza, 23rd Floor

New York, New York 10006
Attention:  Six Flags, Inc.

By Mail or Hand Delivery:
Globic Advisors, Inc.

One Liberty Plaza, 23rd Floor

New York, New York 10006
Attention:  Six Flags, Inc.

Questions and requests for assistance or for additional copies of the Offering Memorandum and Consent Solicitation Statement or this Letter of Transmittal may be directed to the Information Agent at its respective telephone numbers and mailing and delivery address listed below.  You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Convertible Note Exchange Offer.

The Information Agent for the Convertible Note Exchange Offer and the Consent Solicitation is:

Globic Advisors, Inc.

One Liberty Plaza, 23rd Floor

New York, New York 10006
(212) 271-3252 (Call Collect)
or
CALL TOLL FREE (800) 974-5771

EMAIL: info@globic.com

The Offering Memorandum and Consent Solicitation and this Letter of Transmittal can be accessed at: www.globic.com/sixflags

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.  THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal is to be used (i) if certificates representing SFI Convertible Notes are to be forwarded herewith or (ii) if delivery of SFI Convertible Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the “Depository” or “DTC”) pursuant to the procedures set forth in “The Convertible Note Exchange Offer and the Consent Solicitation—Procedures for Tendering SFI Convertible Notes and Delivering Consents—Book-Entry Delivery Procedures” in the Offering Memorandum and Consent Solicitation Statement.

DTC has confirmed that the Convertible Note Exchange Offer and the Consent Solicitation is eligible for DTC’s Automated Tender Offer Program (“ATOP”).  Accordingly, participants in DTC’s ATOP may, instead of physically completing and signing the applicable Letter of Transmittal and delivering it to the Exchange Agent, electronically transmit their acceptance of the Convertible Note Exchange Offer and the Consent Solicitation by causing DTC to transfer SFI Convertible Notes to the Exchange Agent in accordance with DTC’s ATOP procedures for transfer.  DTC will then send an agent’s message to the Exchange Agent.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM.  THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED.  QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFERING MEMORANDUM AND CONSENT SOLICITATION STATEMENT AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT.

List below the SFI Convertible Notes to which this Letter of Transmittal relates.  If the space provided below is inadequate, list the certificate numbers and principal amount on a separate signed schedule and attach that schedule to this Letter of Transmittal.  See Instruction 3.

ALL TENDERING HOLDERS COMPLETE THIS BOX:

Description of SFI Convertible Notes Tendered *

Name(s) and Address(es) of Registered Holder (fill in, if blank)	SFI Convertible Notes Tendered
Total Amount Tendered	Certificate or Registration Number(s)	Aggregate Principal Amount Represented by SFI Convertible Notes	Principal Amount Tendered**
		$	$

		$	$

*                                        Need not be completed by book-entry holders.  Such holders should check the appropriate box below and provide the requested information

**                                 Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such SFI Convertible Notes.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Convertible Note Exchange Offer and the Consent Solicitation.  Holders who wish to tender their SFI Convertible Notes must complete this letter in its entirety.

☐            CHECK HERE IF TENDERED SFI CONVERTIBLE NOTES ARE ENCLOSED HEREWITH.

☐            CHECK HERE IF TENDERED SFI CONVERTIBLE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

NOTE:  SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby acknowledges receipt of the Offering Memorandum and Consent Solicitation Statement, dated May 6, 2009 (the “Offering Memorandum and Consent Solicitation Statement”), of Six Flags, Inc., a Delaware corporation (“Six Flags” or “SFI”) and this Letter of Transmittal, which together constitute (i) an offer to exchange the SFI Convertible Notes for shares of Common Stock of Six Flags, upon the terms and subject to the conditions set forth in the Offering Memorandum and Consent Solicitation Statement and (ii) the Company’s solicitation of consents (the “Consent Solicitation”) from the registered Holders of the outstanding SFI Convertible Notes to the adoption of the proposed amendments (the “Proposed Amendments”) to the indenture under which the SFI Convertible Notes were issued (as amended, the “Indenture”) to eliminate certain restrictive covenants and modify certain of the events of default and various other provisions contained in the Indenture, as set forth in the Offering Memorandum and Consent Solicitation Statement. The Proposed Amendments will not become operative unless and until the Convertible Note Exchange Offer and the Consent Solicitation is consummated.

Pursuant to the Convertible Note Exchange Offer, each Holder who validly tenders and does not revoke all SFI Convertible Notes held by such Holder will receive 18.5857 shares of Common Stock for each $1,000 claim (consisting of principal amount, and accrued and unpaid interest thereon through, and including, June 25, 2009) of SFI Convertible Notes tendered.  Unless extended, the Convertible Note Exchange Offer and the Consent Solicitation will expire on the Expiration Date.

Holders who tender and do not revoke their SFI Convertible Notes in the Convertible Note Exchange Offer and the Consent Solicitation will not be entitled to any interest on such SFI Convertible Notes from June 25, 2009, regardless of when the Convertible Note Exchange Offer and the Consent Solicitation closes, and any subsequent interest that would otherwise have been earned on such SFI Convertible Notes will be deemed paid in full upon receipt of the Total Consideration in the Convertible Note Exchange Offer.  A tender by any Holder of SFI Convertible Notes in the Convertible Note Exchange Offer and the Consent Solicitation will also constitute a release by such Holder of any right such tendering Holder of SFI Convertible Notes may have to receive interest accrued on such SFI Convertible Notes through, and including, June 25, 2009, in the form of cash, or interest in any form from June 25, 2009, and such tendering Holders expressly agree that any right of such Holders to receive interest through, and including, June 25, 2009, shall be in the form of the Common Stock, and shall be deemed paid in full upon receipt of the Total Consideration described in the Offering Memorandum and Consent Solicitation Statement.

A Holder who desires to tender SFI Convertible Notes in the Convertible Note Exchange Offer and the Consent Solicitation must tender all of such Holder’s SFI Convertible Notes.  Partial tenders will not be permitted.  SFI Convertible Notes properly tendered and accepted are revocable until the Expiration Date, however, it is a condition to the Convertible Note Exchange Offer that at least 95% of the outstanding aggregate principal amount of the SFI Convertible Notes are validly tendered for exchange and not revoked by 5:00 p.m., New York City time, on May 28, 2009 and that the holders of such SFI Convertible Notes do not withdraw their SFI Convertible Notes on or prior to the Expiration Date.

SFI will not issue fractional certificates for shares of Common Stock in connection with the Convertible Note Exchange Offer. Instead, any fractional shares of Common Stock otherwise issuable will be aggregated and sold as soon as practicable after the Expiration Date of the Convertible Note Exchange Offer at the then prevailing prices on the open market, on behalf of those holders who would otherwise be entitled to receive a fractional share. SFI expects that it may take several days for all of the aggregated fractional shares of Common Stock to be sold. After the completion of such sale, Holders otherwise entitled to receive a fractional share will receive a cash payment in an amount equal to their pro rata share of the total net proceeds of that sale. The proceeds of such sale will be subject to federal income tax, as described in the Offering Memorandum and Consent Solicitation Statement under “Certain United States Federal Income Tax Considerations.” In addition, such Holders will not be entitled to receive interest for the period of time between the Expiration Date of the Convertible Note Exchange Offer and the date they receive payment in lieu of fractional shares.  The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

On October 6, 2008, Six Flags was notified by the NYSE that it was not in compliance with the NYSE’s continued listing criteria because the thirty-day average closing price of its Common Stock was less than $1.00, and on October 27, 2008, Six Flags was notified by the NYSE that it was not in compliance with the NYSE’s continued listing criteria because the thirty-day average market capitalization of its Common Stock had been less than $75 million and, at the same time, its stockholders’ equity had been less than $75 million.  Six Flags’ Common Stock traded on the NYSE under the symbol “SIX” through April 17, 2009, when it was delisted from the NYSE due to Six Flags’ failure to meet the NYSE’s continued quantitative listing criteria.  The last trading price of Six Flags’ Common Stock on the NYSE was $0.13 on April 17, 2009.  Six Flags’ Common Stock has traded in the over-the-counter market and has been quoted on the OTCBB since April 20, 2009.  The last trading price of our Common Stock on the OTCBB was $0.239 on May 5, 2009.

The Convertible Note Exchange Offer and the Consent Solicitation will not affect Six Flags’ obligation to pay principal and interest on any SFI Convertible Notes and SFI Notes that are not tendered pursuant to the Convertible Note Exchange Offer and the SFI Note Exchange Offer.  However, as described in the Offering Memorandum and Consent Solicitation Statement under “The Convertible Note Exchange Offer and the Consent Solicitation—The Consent Solicitation,” if the Convertible Note Exchange Offer and the Consent Solicitation is consummated, certain of the covenants and certain other terms in the Indenture will be eliminated or amended to become substantially less restrictive, and the Indenture will afford significantly reduced protections to the Holders who do not tender their SFI Convertible Notes pursuant to the Convertible Note Exchange Offer.

Holders do not have any appraisal or dissenters’ rights under the General Corporation Law of the State of Delaware or under the Indenture in connection with the Convertible Note Exchange Offer.

Concurrent with the Convertible Note Exchange Offer and the Consent Solicitation and subject to the terms and conditions contained in the Offering Memorandum and Consent Solicitation Statement, Six Flags is conducting the Consent Solicitation for the Proposed Amendments to the Indenture to eliminate or amend substantially all of the restrictive covenants and modify certain of the events of default and various other provisions contained in the Indenture, as set forth in the Offering Memorandum and Consent Solicitation Statement.

The Proposed Amendments would also make certain other changes in the Indenture and the SFI Convertible Notes of a technical or conforming nature, including the deletion of those definitions from the Indenture and the SFI Convertible Notes that are used only in provisions that would be eliminated as a result of the elimination or modification of the foregoing provisions and cross references to the provisions in the Indenture and the SFI Convertible Notes that have been deleted as a result of the Proposed Amendments will be revised to reflect such deletions.

The Proposed Amendments constitute a single proposal and a tendering Holder must consent to the Proposed Amendments in their entirety and may not consent selectively with respect to only certain aspects of the Proposed Amendments.  A tender by any Holder of SFI Convertible Notes in the Convertible Note Exchange Offer and the Consent Solicitation will also constitute an approval by such Holder of the Proposed Amendments in the Consent Solicitation.  In order to amend the Indenture, consents are needed from Holders of a majority in aggregate principal amount of the outstanding SFI Convertible Notes; however, the Convertible Note Exchange Offer and the Consent Solicitation is conditioned on, among other things, the valid tender, without valid revocation, of at least 95% (or such lesser amount as consented to by us) of the total principal amount outstanding of the SFI Convertible Notes by 5:00 p.m., New York City time, on May 28, 2009 and that the holders of such SFI Convertible Notes do not withdraw their SFI Convertible Notes on or prior to the Expiration Date.  The Proposed Amendments will not become operative unless and until the Convertible Note Exchange Offer and the Consent Solicitation is consummated.

The Proposed Amendments will be embodied in the Supplemental Indenture.  The Supplemental Indenture will become effective upon execution by Six Flags and the Trustee in connection with the consummation of the Convertible Note Exchange Offer and the Consent Solicitation.  Thereafter, the Proposed Amendments will be binding with respect to all SFI Convertible Notes then outstanding.  If the Convertible Note Exchange Offer and the Consent Solicitation are terminated or withdrawn, or the SFI Convertible Notes are not accepted for purchase, the Supplemental Indenture will not become operative.

Six Flags’ obligation to accept SFI Convertible Notes that are tendered is subject to the Minimum Tender Condition identified in the Offering Memorandum and Consent Solicitation Statement as well as other conditions described below.

Capitalized terms used but not defined herein have the meaning given to them in the Offering Memorandum.

Upon the terms and subject to the conditions of the Convertible Note Exchange Offer, the undersigned hereby tenders to Six Flags, the above described principal amount of SFI Convertible Notes and such Holder will receive 18.5857 shares of Common Stock for each $1,000 claim (consisting of principal amount, and accrued and unpaid interest thereon through, and including, June 25, 2009) of SFI Convertible Notes tendered. The receipt by the Exchange Agent of a duly executed Letter of Transmittal will also be deemed to constitute delivery of a consent to the Proposed Amendments and agreement that SFI Convertible Notes may not be withdrawn, and consents may not be revoked, after the Expiration Date. Subject to, and effective upon the acceptance for exchange of the SFI Convertible Notes tendered herewith, the undersigned hereby (1) irrevocably sells, assigns and transfers to or upon the order of Six Flags all right, title and interest in and to all such SFI Convertible Notes as are being tendered herewith, (2) irrevocably consents and approves of the Proposed Amendments as described in the Offering Memorandum and Consent Solicitation Statement, (3) irrevocably releases any right such tendering Holder of SFI Convertible Notes may have to receive interest accrued on such SFI Convertible Notes through, and including, June 25, 2009, in the form of cash, or interest in any form from June 25, 2009, and such tendering Holders expressly agree that any right of such Holders to receive interest through, and including, June 25, 2009, shall be in the form of the Common Stock, and shall be deemed paid in full upon receipt of the Total Consideration described in the Offering Memorandum and Consent Solicitation Statement, and (4) irrevocably appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of Six Flags with respect to the tendered SFI Convertible Notes with full power coupled with an interest) to (a) deliver certificates representing the SFI Convertible Notes, or transfer ownership of the SFI Convertible Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon Six Flags’ order, (b) present the SFI Convertible Notes for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of the SFI Convertible Notes (except that the Exchange Agent will have no rights to or control over, Six Flags’ funds, except as Six Flags’ agent, for the exchange consideration for any tendered SFI Convertible Notes that are exchanged by Six Flags), all in accordance with the terms of the Convertible Note Exchange Offer.

If acceptance for exchange of or exchange of any SFI Convertible Notes tendered pursuant to the Convertible Note Exchange Offer and the Consent Solicitation is delayed (whether before or after Six Flags’ acceptance for exchange of SFI Convertible Notes) or Six Flags extends the Convertible Note Exchange Offer and the Consent Solicitation or is unable to accept for exchange or exchange the SFI Convertible Notes tendered pursuant to the Convertible Note Exchange Offer, Six Flags may instruct the Exchange Agent to retain tendered SFI Convertible Notes, and those SFI Convertible Notes may not be withdrawn, except to the extent that you are entitled to withdrawal rights set forth herein or in the Offering Memorandum and Consent Solicitation Statement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the SFI Convertible Notes tendered hereby and to consent to the Proposed Amendments and to releases any right such tendering Holder of SFI Convertible Notes may have to receive interest accrued on such SFI Convertible Notes through, and including, June 25, 2009, in the form of cash, or interest in any form from June 25, 2009, as described in the Offering Memorandum and Consent Solicitation Statement, and that, when the SFI Convertible Notes are accepted for exchange, Six Flags will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the SFI Convertible Notes tendered hereby are not subject to any adverse claims or proxies.  The undersigned will, upon request, execute and deliver any additional documents deemed by Six Flags or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the SFI Convertible Notes tendered hereby.  The undersigned has read and agrees to all of the terms of the Convertible Note Exchange Offer.

The undersigned understands that tenders of SFI Convertible Notes pursuant to any one of the procedures described in “The Convertible Note Exchange Offer and the Consent Solicitation—Procedures for Tendering SFI Convertible Notes and Delivering Consents” in the Offering Memorandum and Consent Solicitation Statement and in the instructions herein will, upon Six Flags’ acceptance for exchange of such tendered SFI Convertible Notes, constitute a binding agreement between the undersigned, Six Flags upon the terms and subject to the conditions of the Convertible Note Exchange Offer.

Tenders of SFI Convertible Notes pursuant to the Convertible Note Exchange Offer may be withdrawn and consents delivered pursuant to the Consent Solicitation may be revoked at any time until the Expiration Date however, it is a condition of the Convertible Note Exchange Offer that at least 95% of the outstanding aggregate principal amount of the SFI Convertible Notes are validly tendered for exchange and not revoked by 5:00 p.m., New York City time, on May 28, 2009 and that the Holders of such SFI Convertible Notes do not withdraw their SFI Convertible Notes on or prior to the Expiration Date.  Thereafter, such tenders may be withdrawn and consents to the Proposed Amendments may be revoked only if the Convertible Note Exchange Offer and the Consent Solicitation are terminated without any SFI Convertible Notes being accepted for exchange pursuant to the Convertible Note Exchange Offer.

Any Holder that has tendered SFI Convertible Notes in the Convertible Note Exchange Offer and delivered its consent in the Consent Solicitation may withdraw all, but not less than all, of such SFI Convertible Notes and revoke such consent to the Proposed Amendments prior to the Expiration Date by delivery of a written notice of withdrawal and revocation, subject to the limitations described herein.  Partial withdrawals are not permitted.  A valid withdrawal of tendered SFI Convertible Notes on or prior to the Expiration Date will constitute a concurrent valid revocation of such Holder’s consent to the Proposed Amendments.  In order for a Holder to validly revoke a consent to the Proposed Amendments, such Holder must validly withdraw the tendered SFI Convertible Notes to which that consent relates.

Tenders of SFI Convertible Notes may be validly withdrawn and revocation of consents to the Proposed Amendments may be validly revoked by written notice of withdrawal received by the Exchange Agent delivered by mail, hand delivery or facsimile transmission, which notice must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. Notice of withdrawal of tendered SFI Convertible Notes, or revocation of consents to the Proposed Amendments, to be valid, must (i) specify the name of the holder who tendered the SFI Convertible Notes to be withdrawn or consent to the Proposed Amendments to be revoked, (ii) contain the description of the SFI Convertible Notes to be withdrawn, the certificate numbers shown on the particular certificates representing such SFI Convertible Notes (or, in the case of SFI Convertible Notes tendered by book-entry transfer, the number of the account at DTC from which the SFI Convertible Notes were tendered and the name and number of the account at DTC to be credited with the SFI Convertible Notes withdrawn) and the aggregate principal amount represented by such SFI Convertible Notes; and (iii) be signed by the holder of the SFI Convertible Notes in the same manner as the original signature on this Letter of Transmittal or be accompanied by documents of transfer sufficient to have the trustee register the transfer of the SFI Convertible Notes into the name of the person withdrawing the SFI Convertible Notes.

The consummation of the Convertible Note Exchange Offer and the Consent Solicitation is conditioned upon a number of prerequisites, each of which may be waived by us, including: (i) the valid participation of at least 95% of the outstanding principal amount of the SFI Convertible Notes in the Convertible Note Exchange Offer in satisfaction of the Minimum Tender Condition by 5:00 p.m., New York City time, on May 28, 2009 and such validly tendered SFI Convertible Notes not being validly revoked or withdrawn on or prior to the Expiration Date; (ii) the valid participation of at least 95% of the aggregate principal amount of each Issue of the outstanding SFI Notes in the SFI Note Exchange Offer by 5:00 p.m., New York City time, on May 28, 2009, such properly tendered SFI Notes being irrevocable thereafter; (iii) the PIERS Amendment shall have become effective; (iv) Six Flags shall have received the required approval from its holders of Common Stock and PIERS holders for any amendments to Six Flags’ Restated Certificate of Incorporation and Amended and Restated Bylaws as Six Flags may determine to be necessary or advisable in order to effect the Restructuring Plan (including, without limitation, approving the 1-for-100 reverse split of its Common Stock, decreasing the number of shares of Common Stock in the Restated Certificate of Incorporation and the PIERS Amendment); (v) Six Flags shall have received the required approval from its shareholders for the implementation of the Equity Incentive Plan, including the issuance of Common Stock thereunder; (vi) there shall not have occurred and be continuing any event of default under the Credit Agreement or the indentures governing the SFI Convertible Notes, any Issue of the SFI Notes or the SFO 2016 Senior Notes, as applicable, following consummation of the Convertible Note Exchange Offer and the Consent Solicitation; and (vii) the receipt of any consents from government bodies and authorities which are required in order to consummate the Restructuring Plan, including, to the extent applicable, the expiration or early termination of the waiting period (and any extension thereof), or any necessary approvals, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

In addition, Six Flags’ obligation to transfer any exchange consideration is conditioned upon Six Flags’ acceptance of SFI Convertible Notes for exchange pursuant to the Convertible Note Exchange Offer.  The undersigned recognizes that as a result of these conditions, as more particularly set forth in the Offering Memorandum and Consent Solicitation Statement under the caption “The Convertible Note Exchange Offer and the Consent Solicitation—Conditions to the Convertible Note Exchange Offer and the Consent Solicitation,” Six Flags may not be required to exchange any of the SFI Convertible Notes tendered hereby and, in such event, the SFI Convertible Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

The name(s) and address(es) of the registered holder(s) of the SFI Convertible Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such SFI Convertible Notes.  The certificate number(s) and the SFI Convertible Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

Unless otherwise indicated in the box entitled “Special Exchange Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, certificates for all Common Stock delivered in exchange for tendered SFI Convertible Notes, and any SFI Convertible Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned.  If Common Stock is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if certificates for the Common Stock is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed.  If SFI Convertible Notes are surrendered by holder(s) that have completed either the box entitled “Special Exchange Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined in Instruction 3).

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF SFI CONVERTIBLE NOTES TENDERED” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE SFI CONVERTIBLE NOTES AND CONSENTED TO THE PROPOSED AMENDMENTS.

REGISTERED HOLDERS OF SFI CONVERTIBLE NOTES SIGN HERE

(In addition, complete Form W-9 below)

PLEASE SIGN HERE	PLEASE SIGN HERE

Authorized Signature of Registered Holder	Authorized Signature of Registered Holder

Must be signed by registered holder(s) exactly as name(s) appear(s) on the SFI Convertible Notes or on a security position listing as the owner of the SFI Convertible Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith.  See Instruction 3.  If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information:

Name:	Name:

Title:	Title:

Address:	Address:

Address:	Address:

Telephone Number:	Telephone Number:

Dated:	Dated:
Taxpayer Identification or Social Security Number	Taxpayer Identification or Social Security Number

SIGNATURE GUARANTEE

(If required see Instruction 3)

Signature(s) Guaranteed by an
Eligible Institution:	Date:
Authorized Signature

Name of Eligible Institution
Guaranteeing Signature:	Address:

Capacity (full title):

Telephone Number:

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if the Common Stock is to be issued in the name of someone other than the undersigned. Issue: ☐ Common Stock to:

To be completed ONLY if the Common Stock is to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above under “Description of SFI Convertible Notes Tendered.”

Issue:    ☐        Common Stock to:

Name(s)

Address	Name(s)

Address

Telephone Number:

Book-Entry Transfer Facility Account:	Telephone Number:

(Tax Identification or Social Security Number)	(Tax Identification or Social Security Number)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Convertible Note Exchange Offer and the Consent Solicitation

1.                                      Delivery of this Letter of Transmittal and Certificates.

All physically delivered SFI Convertible Notes or confirmation of any book-entry transfer to the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), and any other documents required by this Letter of Transmittal with any required signature guarantees or, in the case of a book-entry transfer, an appropriate agent’s message, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.  The method of delivery of this Letter of Transmittal, the SFI Convertible Notes and all other required documents is at the election and risk of the holder.  Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service.  Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent.

Six Flags has not provided guaranteed delivery procedures in conjunction with the Convertible Note Exchange Offer and the Consent Solicitation.  Holders must timely tender their SFI Convertible Notes in accordance with procedures set forth herein and in the Offering Memorandum and Consent Solicitation Statement in order to participate in the Convertible Note Exchange Offer.

Any beneficial holder whose SFI Convertible Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender SFI Convertible Notes and deliver consents to the Proposed Amendments in the Convertible Note Exchange Offer and the Consent Solicitation should contact such registered holder promptly and instruct such registered holder to tender on such beneficial holder’s behalf.  If such beneficial holder wishes to tender directly, such beneficial holder must, prior to completing and executing the Letter of Transmittal and tendering SFI Convertible Notes, either make appropriate arrangements to register ownership of the SFI Convertible Notes in such beneficial holder’s own name or obtain a properly completed bond power from the registered holder.  Beneficial holders should be aware that the transfer of registered ownership may take considerable time.

Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

Six Flags expressly reserves the right, at any time or from time to time, to extend the Expiration Date or modify the terms of the Convertible Note Exchange Offer and the Consent Solicitation by complying with certain conditions set forth in the Offering Memorandum and Consent Solicitation Statement.

LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO SIX FLAGS OR DTC.

2.                                      Partial Tenders.

A Holder must tender all of its SFI Convertible Notes in the Convertible Note Exchange Offer.  Partial tenders will not be permitted. All SFI Convertible Notes tendered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated. Any SFI Convertible Notes which have been tendered but not accepted for exchange will be returned to the Holder thereof without cost to such Holder as promptly as practicable.

3.                                      Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the SFI Convertible Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever.  If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the SFI Convertible Notes.

If any of the SFI Convertible Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of SFI Convertible Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of SFI Convertible Notes.

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the SFI Convertible Notes tendered hereby are tendered (i) by a registered holder who has not completed the box entitled “Special Exchange Instructions” or “Special Delivery Instructions” on the Letter of Transmittal or (ii) for the account of an Eligible Institution.  An “Eligible Institution” includes a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

If this Letter of Transmittal is signed by the registered holder or holders of SFI Convertible Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security listing as the owner of the SFI Convertible Notes) listed and tendered hereby, no endorsements of the tendered SFI Convertible Notes or separate written instruments of transfer or exchange are required.  In any other case, the registered holder (or acting holder) must either properly endorse the SFI Convertible Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case executed exactly as the name(s) of the registered holder(s) appear(s) on the SFI Convertible Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of SFI Convertible Notes, exactly as the name of the participant appears on such security position listing), with the signature on the SFI Convertible Notes or bond power guaranteed by an Eligible Institution (except where the SFI Convertible Notes are tendered for the account of an Eligible Institution).

If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by attorneys-in-fact, trustees, executors, administrators, guardians, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Six Flags, proper evidence satisfactory to Six Flags of its authority so to act must be submitted.

4.                                      Special Exchange and Delivery Instructions.

Tendering holders should indicate, in the applicable box, the name and address (or account at DTC) in which the Common Stock is to be issued and delivered (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal.  In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box.

If no instructions are given, the Common Stock will be issued in the name of and delivered to the acting holder of the SFI Convertible Notes or deposited at such holder’s account at the Depository.

5.                                      Transfer Taxes.

Six Flags shall pay all transfer taxes, if any, applicable to the exchange of SFI Convertible Notes pursuant to the Convertible Note Exchange Offer.  If, however, transfer taxes are payable in circumstances where certificates representing the Common Stock are to be delivered to, or are to be registered or issued in the name of any person other than the registered holder of the SFI Convertible Notes tendered or where tendered SFI Convertible Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of SFI Convertible Notes pursuant to the Convertible Note Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder.  If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 5, it will not be necessary for transfer stamps to be affixed to the SFI Convertible Notes listed in the Letter of Transmittal.

6.                                      Waiver of Conditions.

Six Flags reserves the absolute right to waive, in whole or in part, any of the specified conditions to the Convertible Note Exchange Offer and the Consent Solicitation set forth in the Offering Memorandum and Consent Solicitation Statement.

7.                                      Mutilated, Lost, Stolen or Destroyed SFI Convertible Notes.

Any holder whose SFI Convertible Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

8.                                      Requests for Assistance or Additional Copies.

Questions and requests for assistance relating to the Offering Memorandum and Consent Solicitation Statement, the Letter of Transmittal and other related documents and relating to the procedure for tendering may be directed to the Exchange Agent at the address and telephone number set forth above.

Questions and requests for assistance or for additional copies of the Offering Memorandum and Consent Solicitation Statement may be directed to the Information Agent at the address and telephone number set forth above.

9.                                      Validity and Form.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders and withdrawals of SFI Convertible Notes or delivery or revocation of consents to the Proposed Amendments will be determined by Six Flags in its sole discretion, which determination will be final and binding.  Six Flags reserves the absolute right to reject any and all tenders of SFI Convertible Notes or delivery of consents to the Proposed Amendments that are not in proper form or the acceptance of which would, in the opinion of counsel for Six Flags, be unlawful.  Six Flags also reserves the absolute right, in its sole discretion, to waive or amend any conditions of the Convertible Note Exchange Offer and the Consent Solicitation or to waive any defect or irregularity in any tender with respect to particular SFI Convertible Notes or delivery of consents to the Proposed Amendments of any particular Holder, either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender SFI Convertible Notes or deliver consents to the Proposed Amendments in the Convertible Note Exchange Offer and the Consent Solicitation).  Six Flags’ interpretation of the terms and conditions of the Convertible Note Exchange Offer and the Consent Solicitation (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of SFI Convertible Notes or delivery of consents to the Proposed Amendments must be cured within such time as Six Flags shall determine.  None of Six Flags, the Exchange Agent, the Financial Advisor, the Trustee, or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification.  If Six Flags waives its right to reject a defective tender of SFI Convertible Notes, the Holder will be entitled to receive Common Stock. Tenders of SFI Convertible Notes or delivery of consents of the Proposed Amendments will not be deemed to have been made until such irregularities have been cured or waived.  Any SFI Convertible Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering holders of SFI Convertible Notes, unless otherwise provided herein, as soon as practicable following the Expiration Date.

10.                               Important Tax Information.

TO COMPLY WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT:  (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL AND THE CONVERTIBLE NOTE EXCHANGE OFFER AND THE CONSENT SOLICITATION  STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE USED BY YOU, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); (B) ANY SUCH DISCUSSION IS INCLUDED HEREIN AND THEREIN BY SIX FLAGS IN CONNECTION WITH THE CONVERTIBLE NOTE EXCHANGE OFFER AND THE CONSENT SOLICITATION BY SIX FLAGS; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Under current U.S. federal income tax law, the Exchange Agent (as payor) may be required to withhold a portion of any payments made to certain holders (or other payees) pursuant to the Convertible Note Exchange Offer and the Consent Solicitation and other transactions described in the Offering Memorandum and Consent Solicitation Statement.  To avoid such backup withholding, each tendering U.S. Holder (as defined in the Offering Memorandum and Consent Solicitation Statement) or other U.S. payee must provide the Exchange Agent with its correct taxpayer identification number (“TIN”) and certify that it is not subject to backup withholding by completing the enclosed Form W-9, or otherwise establish an exemption from the backup withholding rules.  In general, for an individual, the TIN is such individual’s social security number.  If the Exchange Agent is not provided with the correct TIN, the U.S. Holder (or other payee) may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”), and any reportable payments made to such person may be subject to backup withholding at the applicable rate, currently 28%.  Such reportable payments generally will be subject to information reporting, even if the Exchange Agent is provided with a TIN.  If a U.S. Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. Holder should write “Applied For” in the space provided for the TIN in Part I of Form W-9, sign and date the Form W-9 and the Certificate of Awaiting Taxpayer Identification Number.  If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN prior to the date of payment, the Exchange Agent will withhold 28% of any reportable payments made to the U.S. Holder.  For further information concerning backup withholding and instructions for completing Form W-9 (including how to obtain a TIN if you do not have one and how to complete Form W-9 if the SFI Convertible Notes are held in more than one name), consult the instructions in the enclosed Form W-9 contained in this Letter of Transmittal.

Certain persons (including, among others, all corporations and certain non-U.S. persons) are not subject to these backup withholding and reporting requirements.  Exempt U.S. persons should indicate their exempt status on Form W-9.  To satisfy the Exchange Agent that a non-U.S. person qualifies as an exempt recipient, such person must submit an applicable IRS Form W-8 (such as an IRS Form W-8BEN), signed under penalties of perjury, attesting to that person’s non-U.S. status.  An applicable IRS Form W-8 can be obtained from the Exchange Agent.  Holders should consult their tax advisors as to any qualification for exemption from backup withholding, and the procedure for obtaining the exemption.

A person’s failure to complete Form W-9, the applicable IRS Form W-8 or other appropriate form will not, by itself, cause such person’s SFI Convertible Notes to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of any payments made to such person pursuant to the Convertible Note Exchange Offer and the Consent Solicitation and other transactions described in the Offering Memorandum and Consent Solicitation Statement.  Backup withholding is not an additional U.S. federal income tax.  Rather, the amount of U.S. federal income tax withheld will be creditable against the U.S. federal income tax liability of a person subject to backup withholding.  If backup withholding results in an overpayment of U.S. federal income tax, a refund may be obtained provided that the required information is timely furnished to the IRS.

NOTE:  FAILURE TO COMPLETE AND RETURN FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE CONVERTIBLE NOTE EXCHANGE OFFER AND THE CONSENT SOLICITATION AND OTHER TRANSACTIONS DESCRIBED IN THE OFFERING MEMORANDUM AND CONSENT SOLICITATION STATEMENT.  PLEASE REVIEW THE ENCLOSED FORM W-9 AND INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL FOR ADDITIONAL DETAILS.

IMPORTANT:  THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF TOGETHER WITH SFI CONVERTIBLE NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

Form W-9 (Rev. October 2007) Department of the Treasury	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.
Internal Revenue Service
Print or type
See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership	☐	Exempt payee
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership)
☐ Other (see instructions)

Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I      Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3

Social security number | | or Employer identification number |

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Part II    Certification

Under penalties of perjury, I certify that:

1.               The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.               I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.     I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above it you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person	Date

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1.     Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2.     Certify that you are not subject to backup withholding, or

3.     Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•      An individual who is a U.S. citizen or U.S. resident alien,

•      A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•      An estate (other than a foreign estate), or

•      A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•      The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

•      The U.S. grantor or other owner of a grantor trust and not the trust, and

•      The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person, If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U. S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U. S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301 7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form

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Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000(1)	Generally, exempt payees 1 through 7 (2)

(1)   ‘See Form 1099-MISC, Miscellaneous Income, and its instructions.

(2)   However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-M1SC are not exempt from backup withholding medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

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3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

For this type of account:		Give name and E1N of:
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity (4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2) Circle the minor’s name and furnish the minor’s SSN.

(3) You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or ElN (if you have one), but the IRS encourages you to use your SSN.

(4) List first and circle the name of the trust, estate, or pension trust.  (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund

To reduce your risk.

•                  Protect your SSN,

•                  Ensure your employer is protecting your SSN, and

•                  Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.govlidtheft or 1-877-IDTHEFT(438-4338)

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must fie information returns with the IRS to report interest. dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities. states, the District of Columbia, and U.S possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism

You must provide your TIN whether or not you are required to file a tax return.  Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer-Certain penalties may also apply.

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